For more information, contact:

Eileen Connolly - AT&T
908-234-8510

William Dordelman - Comcast Corporation
215-981-7550

Ken Mikalauskas - Comcast Corporation
215-981-7541

FOR RELEASE MONDAY, NOVEMBER 4, 2002
------------------------------------

 AT&T'S EXCHANGE OFFER ACHIEVES 83.5 PERCENT - AT&T AND COMCAST EXTEND OFFER TO
                                NOVEMBER 8, 2002

 AT&T AND COMCAST REDUCE 90 PERCENT NOTE CONSENT CONDITION TO 66 2/3 PERCENT AND
                WAIVE 50 PERCENT MINIMUM PARTICIPATION CONDITION

      BEDMINSTER, N.J. AND PHILADELPHIA - AT&T (NYSE: T) and Comcast Corporation (Nasdaq: CMCSA, CMCSK) today announced that they have agreed to reduce the 90 percent note consent condition to 66 2/3 percent. In addition, AT&T now will accept all AT&T Eligible Notes tendered and, subject to the 65 percent proration percentage, all Broadband Eligible Notes tendered, in each case subject to this modified condition and the other conditions to the exchange offer. Had the original exchange offer provided for the acceptance of notes on this basis, the note consent condition would have been achieved at the 88.8 percent level rather than the 83.5 percent level actually achieved. To make these changes and to allow greater retail participation, AT&T will extend the exchange offer to November 8, 2002.

      Accordingly, AT&T and Comcast are:

   o waiving the condition that holders of more than 50 percent of the principal amount of any series of Broadband Eligible Notes or AT&T Eligible Notes have consented to the note amendment before notes of that series are accepted in the exchange offer, and

   o modifying the 90 percent condition to both the exchange offer and the AT&T Comcast transaction to provide that the note consent condition is met if:

          the sum of (a) the aggregate principal amount of each series of Broadband Eligible Notes and AT&T Eligible Notes for which consents will be in full force and effect, (b) the aggregate principal amount of any other series of Broadband Eligible Notes and AT&T Eligible Notes to the extent accepted in the exchange offer and (c) the amount of any other indebtedness issued under the AT&T Indenture which has been defeased, purchased, retired or acquired since December 19, 2001, equals or exceeds 66 2/3 percent of the aggregate principal amount of indebtedness outstanding under the AT&T Indenture on December 19, 2001. On December 19, 2001, approximately $12.7 billion of debt securities were outstanding under the AT&T Indenture. As of the date of this announcement, approximately $11.8 billion of these debt securities, comprising the Broadband Eligible Notes and the AT&T Eligible Notes, remain outstanding.

      The exchange ratios and interest rates applicable to the Broadband Eligible Notes will be recalculated as of and announced on November 6, 2002, based on the exchange spreads and credit spreads set forth in the Prospectus dated October 4, 2002 and the rates on the relevant U.S. Treasury securities at 2:00 p.m. (New York City time) on the recalculation date. Holders are reminded that the New AT&T Notes will be issued under the AT&T Indenture as modified by the note amendment regardless of whether any series of AT&T Eligible Notes otherwise consents to the note amendment.

      Holders who have validly tendered their notes do not need to take any further action. Other holders who want to tender their notes must do so no later than 12:00 midnight, New York City time, on Friday, November 8, 2002, when the exchange offer will expire unless further extended. AT&T will announce any further extensions by press release or other permitted means no later than 9:00 a.m., New York City time, on Monday, November 11, the first New York Stock Exchange trading day after the extended expiration date of the exchange offer. Holders may withdraw any notes tendered, including any notes previously tendered, until the extended expiration date of the exchange offer for that series of notes.

      The following table sets forth the approximate preliminary amount of the outstanding principal amount of each series of Broadband Eligible Notes and AT&T Eligible Notes tendered as of 12:00 midnight, New York City time, on Friday, November 1, 2002, the original expiration date for the exchange offer. Based on preliminary results from the exchange agent, by November 1, 2002, holders had tendered a sufficient number of bonds to have met the note consent condition at the 83.5 percent level:

                                                                              PRINCIPAL AMOUNT
                                                                                  TENDERED
                                                           CUSIP NO.           (PRELIMINARY)
                                                          -------------      -------------------
                     BROADBAND ELIGIBLE NOTES
7.00% Notes Due May 15, 2005......................         001957AS8               $  63,311,000
7.50% Notes Due 2006..............................         001957AP4                 119,355,000
7.75% Notes Due March 1, 2007.....................         001957AR0                 189,469,000
6.00% Notes Due 2009..............................         001957AV1               2,092,374,000
8.125% Debentures Due January 15, 2022............         001957AJ8                 167,835,000
8.125% Debentures Due July 15, 2024...............         001957AK5                 315,130,000
8.35% Debentures Due 2025.........................         001957AQ2                 133,769,000
8.625% Debentures Due December 1, 2031............         001957AL3                 457,708,000

                       AT&T ELIGIBLE NOTES
5.625% Notes Due 2004..............................        001957AU3             $ 1,562,086,000
6.75% Notes Due 2004...............................        001957AM1                 264,010,000
7.75% Medium-Term Notes, Series A Due May 15, 2025         00206QAP9                  25,000,000
8.00% Medium-Term Notes, Series A Due May 15, 2025         00206QAN4                  32,284,000
6.50% Notes Due 2029...............................        001957AW9               2,710,066,000
FRN Medium-Term Notes, Series A Due 2054...........        00206QAE4                   7,203,000



      Except as modified as described above, the terms of the exchange offer and other information relating to AT&T and Comcast are set forth and incorporated by reference in the Prospectus and should be read carefully, including the risk factors contained and incorporated by reference in the Prospectus. Copies of the Prospectus, and the related letters of transmittal may be obtained from D.F. King & Co., Inc., the Information Agent at (212) 269-5550 or (866) 868-2409.

      None of the Boards of Directors of AT&T Corp., Comcast Corporation or the additional registrants is making, and none of them have authorized any Dealer Manager or any other person to make (a) any recommendation as to whether holders should tender eligible notes in the exchange offer, (b) any prediction as to the price at which the New AT&T Notes, the Broadband Exchange Notes or the New Broadband Notes will trade on a when-issued basis, at initial issuance or thereafter, or (c) any prediction as to the price at which any eligible notes not tendered or not accepted in the exchange offer will trade after the expiration of the exchange offer, or as to the price at which they would trade if the exchange offer is not completed. The additional registrants are AT&T Broadband Corp., MediaOne Group, Inc., AT&T Broadband, LLC, AT&T Comcast Corporation and Comcast Cable Communications, Inc.

      The Dealer Managers for this transaction are, in alphabetical order:
Credit Suisse First Boston, Deutsche Bank Securities, Goldman, Sachs & Co., JPMorgan, Merrill Lynch and Morgan Stanley.



          EXCHANGE AGENT                        LUXEMBOURG EXCHANGE AGENT
       The Bank of New York               The Bank of New York (Luxembourg) S.A.
Corporate Trust Reorganization Unit           Aerogolf Center-1A, Hoehenhof
      101 Barclay Street, 7E                       L-1736 Senningerberg
     New York, New York 10286                           Luxembourg
           Attn: Kin Lau                         Attn: Sunjeeve D. Patel
     Toll Free: (800) 254-2826                  Telephone: 44 207 964 6337
     Telephone: (212) 815-3750                  Facsimile: 44 207 964 6399
     Facsimile: (212) 298-1915

                                INFORMATION AGENT
                              D.F. King & Co., Inc.
                           77 Water Street, 20th Floor
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll Free: (866) 868-2409

                           D.F. King (Europe) Limited
                       2 London Wall Buildings - 2nd Floor
                                 London EC2M5PP
                           Telephone: 44 207 920 9700

      THE DEALER MANAGERS FOR THE EXCHANGE OFFER ARE, IN ALPHABETICAL ORDER, AS
FOLLOWS:


        CREDIT SUISSE FIRST BOSTON                DEUTSCHE BANK SECURITIES                GOLDMAN, SACHS & Co.
            11 Madison Avenue                       31 West 52nd Street                     85 Broad Street
        New York, New York 10010                  New York, New York 10019              New York, New York 10004
    Attn: Liability Management Group          Attn: Liability Management Group      Attn: Liability Management Group
        Toll Free: (800) 820-1653                Toll Free: (866) 627-0391             Toll Free: (877) 686-5059
         Collect: (212) 325-2537               International: 44 207 545 8011           Collect: (212) 902-0041


                JPMORGAN                             MERRILL LYNCH & Co.                     Morgan Stanley
             270 Park Avenue                      4 World Financial Center                   1585 Broadway
        New York, New York 10017                  New York, New York 10080              New York, New York 10036
    Attn: Liability Management Group          Attn: Liability Management Group      Attn: Liability Management Group
        Toll Free: (866) 834-4666                Toll Free: (888) 654-8637             Toll Free: (800) 624-1808
         Collect: (212) 834-4851                  Collect: (212) 449-4914               Collect: (212) 761-2219


      THIS PRESS RELEASE IS NEITHER AN OFFER TO EXCHANGE NOR A SOLICITATION OF AN OFFER TO EXCHANGE THE SECURITIES. THE EXCHANGE OFFER IS MADE ONLY BY THE PROSPECTUS DATED OCTOBER 4, 2002, AND THE RELATED LETTERS OF TRANSMITTAL AND IS NOT BEING MADE TO, AND TENDERS WILL NOT BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE SECURITIES IN ANY JURISDICTION FOR WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION. IN ANY JURISDICTION WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE EXCHANGE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE EXCHANGE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF AT&T BY THE DEALER MANAGERS OR THEIR AFFILIATES LICENSED UNDER THE LAWS OF THE RELEVANT COUNTRY OR JURISDICTION.

      THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.